UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KIWA BIO-TECH PRODUCTS GROUP CORPORATION
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration statement no.:
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(4)	Date Filed:

EXPLANATORY NOTE

Kiwa Bio-Tech Products Group Corporation is filing this Amendment No. 1 to its definitive proxy statement, originally filed with the Securities and Exchange Commission on November 13, 2008, for the purpose of amending and restating the information contained on the form of proxy card included therein. Due to an error, the form of proxy card originally filed indicated the wrong number of shares on Proposal 3 regarding increasing the authorized shares of common stock under the company’s certificate of incorporation.

Except for the error on the Proxy Card, no other changes have been made to the original proxy materials relating to the 2008 Annual Meeting.

[FRONT]

PROXY

FOR ANNUAL MEETING OF THE STOCKHOLDERS

KIWA BIO-TECH PRODUCTS GROUP CORPORATION

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Wei Li and Yvonne Wang (collectively, the “Proxies”), and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at our executive office located at Room 1702, Building A, Beijing Global Trade Center, 36 North Third Ring Road, East Dong Cheng District, Beijing, People’s Republic of China, on December 30, 2008 at 10:00 a.m. local time and at any adjournments thereof.

1.	Election of Directors:	FOR all Nominees	WITHHOLD AUTHORITY for all Nominees	FOR all Nominees EXCEPT
		☐	☐	☐
Nominees: (1) Wei Li (2) Xucheng Hu (3) Lianjun Luo (4) Yunlong Zhang (5) Qi Wang

Instruction: To withhold authority to vote for any individual nominee, mark “For All Nominees Except” and write the name of the nominee(s) below:

2.	Ratify the appointment of Mao & Company, CPAs, Inc. as the Company’s independent auditors for the fiscal year ending December 31, 2008	FOR ☐	WITHHOLD ☐

3.	Approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 200,000,000 to 400,000,000 shares	FOR ☐	WITHHOLD ☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

[REVERSE]

This proxy when properly signed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES SET FORTH IN PROPOSAL 1, “FOR” ON PROPOSAL 2 AND PROPOSAL 3, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE ANNUAL MEETING.

Signature

Signature, if held jointly

Dated: ____________________, 2008

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.